                                                                  EXHIBIT 10.227


EIGHTH AMENDMENT TO FORBEARANCE AGREEMENT AND AMENDMENT NO. 13 TO SECOND AMENDED
            AND RESTATED AND CONSOLIDATED LOAN AND SECURITY AGREEMENT


        This Eighth Amendment to Forbearance Agreement and Amendment No. 13 to Second Amended and Restated and Consolidated Loan and Security Agreement ("Amendment") is made and entered into this 29th day of December, 2000 (the "Effective Date"), by and among FINOVA CAPITAL CORPORATION, a Delaware corporation ("FINOVA" or "Lender"), PREFERRED EQUITIES CORPORATION, a Nevada corporation ("Borrower") and MEGO FINANCIAL CORP., a New York corporation ("Guarantor") and has reference to the following facts:

        A. Lender and Borrower entered into a Second Amended and Restated and Consolidated Loan and Security Agreement dated as of May 15, 1997 (the "Original Loan Agreement") that evidences a loan from Lender to Borrower. The Original Loan Agreement was amended by the Hartsel Springs Side Letter dated February 18, 1998 (the "First Amendment"); by the Letter Agreement [Biloxi Property] dated March 20, 1998 (the "Second Amendment"); by the Letter Agreement [Headquarters Readvance] dated September 29, 1998 (the "Third Amendment"); by the Amendment No. 4 to Second Amended and Restated and Consolidated Loan and Security Agreement dated November 6, 1998 (the "Fourth Amendment"); by that certain Forbearance Agreement and Amendment No. 5 to Second Amended and Restated and Consolidated Loan and Security Agreement dated December 23, 1998 ("Amendment 5"), as the same was amended by a Letter Agreement dated February 8, 1999 (the "Release Fee Letter") (the Amendment 5 and Release Fee Letter are collectively called the "Fifth Amendment"); by a First Amendment to Forbearance Agreement and Amendment No. 6 to Second Amended and Restated and Consolidated Loan and Security Agreement dated May 7, 1999 (the "Sixth Amendment"); by a Second Amendment to Forebearance Agreement and Amendment No. 7 to Second Amended and Restated and Consolidated Loan and Security Agreement dated August 6, 1999 (the "Seventh Amendment"); by a September 7, 1999 letter agreement regarding the Additional Advance Note (the "Additional Advance Letter"); by a Third Amendment to Forebearance Agreement and Amendment No. 8 to Second Amended and Restated and Consolidated Loan and Security Agreement dated November 9, 1999 (the "Eighth Amendment"); by a letter agreement dated December 3, 1999 between the Borrower and Lender (the "Receivable Loan Lot Cap Letter"); by a Fourth Amendment to Forebearance Agreement and Amendment No. 9 to Second Amended and Restated and Consolidated Loan and Security Agreement dated December 17, 1999 (the "Ninth Amendment"); by a Fifth Amendment to Forebearance Agreement and Amendment No. 10 to Second Amended and Restated and Consolidated Loan and Security Agreement dated February 25, 2000 (the "Tenth Amendment"); a Sixth Amendment to Forbearance Agreement and Amendment No. 11 to Second Amended and Restated and Consolidated Loan Agreement (the "Eleventh Amendment"); by a Seventh Amendment to the Forbearance Agreement and Amendment No. 12 to Second Amended and Restated and Consolidated Loan and Security Agreement (the "Twelfth Amendment"); and by a Letter Agreement entitled Side Letter Re: 4310 Paradise Road dated November 6, 2000 ("Headquarters Side Letter"). The Original Loan Agreement, First Amendment, Second Amendment, Third Amendment, Fourth Amendment, Fifth Amendment, Sixth Amendment, Seventh Amendment, Additional Advance Letter, Eighth Amendment, the Receivable Loan Lot Cap Letter, Ninth Amendment, Tenth Amendment, Eleventh Amendment, Twelfth Amendment and Headquarters Side Letter are collectively called the "Loan Agreement." Capitalized terms used in this Amendment which are defined in the Loan Agreement shall have the same meaning and definition when used herein.

        B. Borrower has requested the Lender to make certain modifications to the Loan Agreement and the Loan, which the Lender is willing to do, upon and subject to the terms and conditions set forth in this Amendment.

                Now, therefore, in consideration of the foregoing and for the good and valuable consideration provided herein, Lender, Borrower and Guarantor agree as follows:

        1. On the Effective Date, Article I of the Loan Agreement is amended by amending and restating the following terms:

                "RECEIVABLES BORROWING TERM": shall mean the period of time during which Lender is committed to make Advances of the Receivables Loan under this Agreement which commitment shall terminate on April 30, 2001.

                "IDA BUILDING ADDITION MATURITY DATE": shall mean April 30,
        2001.

                "WINNICK BUILDING ADDITION MATURITY DATE": shall mean April 30, 2001.

        2. On the Effective Date, the provisions of Article I of the Loan Agreement are amended to add the following definitions:

                "TWELFTH AMENDMENT" shall collectively refer to the Seventh Amendment to Forbearance Agreement and Amendment No. 12 to Second Amended and Restated and Consolidated Loan and Security Agreement made and entered into on July 20, 2000 among Borrower, Lender and Guarantor.

                "THIRTEENTH AMENDMENT" shall collectively refer to the Eighth Amendment to Forbearance Agreement and Amendment No. 13 to Second Amended and Restated and Consolidated Loan and Security Agreement made and entered into on December 29, 2000 among Borrower, Lender and Guarantor.

        3. As of the Effective Date, the Winnick Building Addition Note and the Documents shall be amended to provide that amounts due and owing under the Winnick Building Addition shall be due and payable in full on April 30, 2001.

        4. As of the Effective Date, the Ida Building Addition Note and the Documents shall be amended to provide that amounts due and owing under the Ida Building Addition shall be due and payable in full on April 30, 2001.

        5. As of the Effective Date, the Towers Note and the Documents shall be amended to provide that all amounts due and owing under the Towers Note shall be due and payable in full on April 30, 2001, all as more fully set forth in an Amendment No. 4 to Promissory Note [Towers Note] of even date with this Amendment.

        6. As of the Effective Date, the Note executed in connection with the First Amendment (the "Hartsel Springs Note") and the Documents shall be amended to provide that amounts due and owing under the Hartsel Springs Note shall be due and payable in full on April 30, 2001, all as more fully set forth in an Amendment No. 1 to Note [Hartsel Springs Note] of even date with this Amendment.

        7. As of the Effective Date, the Additional Advance Note and the Documents shall be amended to provide that all amounts due and owing under the Additional Advance Note shall be due and payable in full on April 30, 2001, all as more fully set forth in an Amendment No. 2 to Promissory Note [Additional Advance Note] of even date with this Amendment.

        8. As of the Effective Date, the Biloxi Note and the Documents shall be amended to provide that all amounts due and owing under the Biloxi Note shall be due and payable in full on April 30, 2001, all as more fully set forth in an Amendment No. 2 to Promissory Note [Biloxi Note] of even date with this Amendment.

        9. As of the date hereof, there exists certain Instruments arising from the sale of Hartsel Springs Lots, with respect to which Lender has made an Advance but with respect to which Lender has not received appropriate deed of trust assignments, title policies or other items that are conditional to the making of such Advance (such unsatisfied conditions as to the foregoing Instruments hereafter the "Outstanding Conditions"). Without waiving any rights that are now available to Lender as a result of such Outstanding Conditions failing to be satisfied, on or before February 10, 2001, Borrower agrees to (i) satisfy all Outstanding Conditions, (ii) replace with a sufficient amount of Eligible Receivables, those Instruments with respect to which there exists Outstanding Conditions, or (iii) pay to Lender, in good funds, the unpaid principal balance of those Instruments with respect to which there exists Outstanding Conditions. Failure of Borrower to abide by the foregoing covenants within the foregoing time period shall constitute an immediate Event of Default without the benefit of any notice or grace periods. Lender shall reasonably cooperate with Borrower in connection with the satisfaction of the Outstanding Conditions; however such cooperation shall not include any requirement on Lender's part to release collateral pledged to Lender (without the immediate receipt of substitute collateral) unless Lender, in its sole and absolute discretion, chooses to release such collateral. In consideration of Lender's agreement giving Borrower until February 10, 2001 to satisfy the Outstanding Conditions, Borrower agrees to pay to Lender an accommodation fee in the amount of

Fifteen Thousand Dollars ($15,000) which is due and payable on the date hereof and may be withheld from the proceeds of any Advance made by Lender to Borrower.

        10. The obligations of the Lender under this Amendment are conditioned upon the satisfaction of the following conditions:

                (a) This Amendment has been fully signed by the Borrower and Guarantor;

                (b) Lender has received the following in form and content acceptable to Lender:

                        (i) Amendment No. 4 to Promissory Note [Towers Note].

                        (ii) Amendment No. 1 to Note [Hartsel Springs Note].

                        (iii) Amendment No. 2 to Promissory Note [Additional
                Advance Note].

                        (iv) Amendment No. 2 to Promissory Note [Biloxi Note].

                        (v) Such resolutions and authorizations and such other
                documents as Lender may require relating to the existence and good standing of Borrower and Guarantor, and the authority of any person executing this Amendment and other documents on behalf of Borrower and Guarantor; and

                        (vi) Such additional documents or instruments as
                required and approved by the Lender so as to fully perfect the liens and security interest of Lender granted under the Loan Agreement and this Amendment.

                (c) Borrower shall have reimbursed Lender for all of Lender's out-of-pocket costs and expenses including, without limitation, attorney's, engineers' and other consultants' fees and costs, incurred in connection with the documentation and closing of this Amendment.

        11. Borrower and Guarantor each represents and warrants that:

                (a) All financial information and other documents it has provided to Lender in connection with this Amendment are true, complete and correct as of the date provided and the date hereof;

                (b) There exists no Event of Default or Incipient Default, after giving effect to the then applicable provisions of this Amendment and other than the Existing Events of Default and the Unsolidified Lot Sales Default;

                (c) After giving effect to this Amendment, there has been no material adverse change in any real property or in the business or financial condition of Borrower and Guarantor since the date of the last financial statements submitted to Lender; and

                (d) After giving effect to this Amendment (including the disclosures contained herein) and the most recent financial and litigation reports supplied to Lender, all representations and warranties by Borrower and Guarantor remain true, complete, and correct, in all material respects as of the date hereof.

        12. Guarantor acknowledges and agrees that (i) the Guarantee shall remain in full force and effect, (ii) the obligations of the Guarantor under the Guarantee are joint and several with those of each other Obligor (as that term is defined in the Guarantee), (iii) Guarantor's liability under the Guarantee shall continue undiminished by and shall include the obligations of the Borrower under this Amendment and any other documents and instruments executed by Borrower in connection with this Amendment and each of the other Documents, as amended through the date hereof and (iv) all terms, conditions and provisions set forth in this Amendment and any other documents and instruments executed by Borrower in connection with this Amendment and each of the other Documents, as amended through the date hereof, are hereby ratified, approved and confirmed.

        13. Borrower and Guarantor acknowledge and agree that they have no defenses, counterclaims, setoffs, recoupments or other adverse claims or causes of action in tort, contract or of any other kind existing against Lender or with respect to the Documents, including without limitation, claims regarding the amount, validity, perfection, priority and enforceability of the Documents.

        14. The Documents shall be deemed amended by the provisions of this Amendment, as and when applicable and any conflict or inconsistency between this Amendment and the Documents shall be resolved in favor of this Amendment. Except as so amended, all other consistent terms and conditions of the Documents will remain in full force and effect, and are hereby ratified and affirmed.

        15. Except as may be expressly provided herein, Borrower's and Guarantor's respective obligations under the Documents shall remain in full force and effect and shall not be waived, modified, superseded or otherwise affected by this Amendment. This Amendment is not a novation, nor is it be construed as a release, waiver, extension of forbearance or modification of any of the terms, conditions, representations, warranties, covenants, rights or remedies set forth in any of the Documents, except as expressly stated herein.

        16. This Amendment in no way acts as a waiver of any default of Borrower or as a release or relinquishment of any of the liens, security interests, rights or remedies securing payment and Performance of the Borrower's Obligations or the enforcement thereof. Such liens, security interests, rights and remedies are hereby ratified, confirmed, preserved, renewed and extended by Borrower in all respects. Further, Lender's execution of this Amendment shall not constitute a waiver (either express or implied) of the requirement that any further forbearance under or modification of the Loan Agreement or any other Document shall require the express written approval of Lender. No such approval (either express or implied) has been given as of the date hereof.

        17. Borrower and Guarantor acknowledge that Lender has performed, and is not in default of, its obligations under the Documents; that there are no offsets, defenses or counterclaims in tort, contract or otherwise, with respect to any of Borrower's or Guarantor's or other party's obligations under the Documents; and that Lender has not directed Borrower to pay or not pay any of Borrower's payables.

        18. Borrower and Guarantor will execute and deliver such further instruments and do such things as in the judgment of Lender are necessary or desirable to effect the intent of this Amendment and to secure to Lender the benefits of all rights and remedies conferred upon Lender by the terms of this Amendment and any other documents executed in connection herewith.

        19. If any provision of this Amendment is held to be unenforceable under present or future laws effective while this Amendment is in effect (all of which invalidating laws are waived to the fullest extent possible), the enforceability of the remaining provisions of this Amendment shall not be affected thereby. In lieu of each such unenforceable provision, there shall be added automatically as part of this Amendment a provision that is legal, valid and enforceable and is similar in terms to such unenforceable provisions as may be possible.

        20. Any further discussions by and among Borrower, Guarantor and Lender, if any, and all such discussions in the past, together with any other actions or inactions taken by and among Borrower, Guarantor and Lender, shall not cause a modification of the Documents, establish a custom or waive (unless Lender made such express waiver in writing), limit or condition the rights and remedies of Lender under the Documents, all of which rights and remedies are expressly reserved. All of the provisions of the Documents, including, without limitation, the time of the essence provision, are hereby reiterated and if ever waived are hereby reinstated (unless Lender made such express waiver in writing), except as expressly provided herein. Notwithstanding anything to the contrary contained herein or in any other instrument executed by the parties and notwithstanding any other action or conduct undertaken by the parties on or before the date hereof, the agreements, covenants and provisions contained herein and the Loan Agreement shall constitute the only evidence of Lender's agreement to forbear or to modify the Loan Agreement. Accordingly, no express or implied consent to any further forbearances or modifications shall be inferred or implied by Lender's execution of this Amendment. The Loan Agreement and this Amendment, together with the other Documents, constitute the entire agreement and understanding among the parties relating to the subject matter hereof, and supersedes all prior proposals, negotiations, agreements and understandings relating to such subject matter. In entering into this Amendment, Borrower acknowledges that it is relying on no statement, representation, warranty, covenant or agreement of any kind made by the Lender or any employee or agent of the Lender, except for the agreements of Lender set forth herein.

        21. This Amendment shall not be binding upon Lender until accepted by Borrower and Guarantor as provided for below. This Amendment may be executed in counterpart, and any number of which have been executed by all parties shall be deemed to constitute one original. Lender, its attorneys and agents may also integrate into a single Amendment signature pages from separate counterpart Amendments. The telecopied signature of a person shall be deemed an original signature, may be relied upon by others and shall be binding upon the signer for all purposes provided however that Borrower, Guarantor or any person otherwise consenting hereto by telecopied signature shall confirm its telecopied signature by signing and returning to Lender a copy of this Amendment with an original signature.

        22. Borrower's and Guarantor's representatives are experienced and knowledgeable business people and have been represented by independent legal counsel who are experienced in all matters relevant to this Amendment, including, but not limited to, bankruptcy and insolvency law. The parties hereto have accepted and agreed to this Amendment after being fully aware and advised of the effect and significance of all of its terms, conditions, and provisions.

        23. Unless otherwise specifically stipulated elsewhere in the Documents, if a matter is left in the Documents or this Amendment to the decision, right, requirement, request, determination, judgment, opinion, approval, consent, waiver, satisfaction, acceptance, agreement, option or discretion of Lender, its employees, Lender's counsel or any agent for or contractor of Lender, such action shall be deemed to be exercisable by Lender or such other person in its sole and absolute discretion and according to standards established in its sole and absolute discretion. Without limiting the generality of the foregoing, "option" and "discretion" shall be implied by use of the words "if" or "may."

        24. The Recitals in this Amendment are incorporated into the body hereof as fully set forth herein.

        25. THIS AMENDMENT HAS BEEN EXECUTED AND DELIVERED AND SHALL BE PERFORMED IN THE STATE OF ARIZONA. THE PROVISIONS OF THIS AMENDMENT AND ALL RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ARIZONA AND TO THE EXTENT THEY PREEMPT SUCH LAWS, THE LAWS OF THE UNITED STATES. EACH OF BORROWER, GUARANTOR AND LENDER: (A) HEREBY IRREVOCABLY SUBMITS ITSELF TO THE PROCESS, JURISDICTION AND VENUE OF THE COURTS OF THE STATE OF ARIZONA, MARICOPA COUNTY, AND TO THE PROCESS, JURISDICTION, AND VENUE OF THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF ARIZONA, FOR THE PURPOSES OF SUIT, ACTION OR OTHER PROCEEDINGS ARISING OUT OF OR RELATING TO ANY DOCUMENT OR THE

SUBJECT MATTER THEREOF, OR, IF LENDER SHALL INITIATE SUCH ACTION, IN THE COURT IN WHICH SUCH ACTION IS INITIATED PROVIDED THAT SUCH COURT HAS JURISDICTION, AND THE CHOICE OF SUCH VENUE SHALL IN ALL INSTANCES BE AT LENDER'S ELECTION; AND (B) WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, HEREBY WAIVES AND AGREES NOT TO ASSERT BY WAY OF MOTION, DEFENSE OR OTHERWISE IN ANY SUCH SUIT, ACTION OR PROCEEDING ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF THE ABOVE-NAMED COURTS, THAT SUCH SUIT, ACTION OR PROCEEDING IS BROUGHT IN ANY INCONVENIENT FORUM OR THAT THE VENUE OF SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER. EACH OF BORROWER, GUARANTOR AND LENDER HEREBY WAIVE THE RIGHT TO COLLATERALLY ATTACK ANY JUDGMENT OR ACTION IN ANY OTHER FORUM.

                            [SIGNATURE PAGE FOLLOWS]

LENDER:

FINOVA CAPITAL CORPORATION,
a Delaware corporation


By:       /s/ Susan Babbitt
   --------------------------------
    Its:  Vice President


BORROWER:

PREFERRED EQUITIES CORPORATION,
a Nevada corporation


By:   /s/ Gregg McMurtrie
   --------------------------------
    Its:   Executive Vice President

Signed in the presence of:

    s/s Mark Prasse
   --------------------------------


GUARANTOR:

MEGO FINANCIAL CORP.,
a New York corporation


By:     /s/ Charles Baltuskonis
   --------------------------------
    Its:  SVP/ CAO

Signed in the presence of:

    Mark Prasse
   --------------------------------

STATE OF NEVADA              )
                             ) ss.
County of   Clark            )

                The foregoing instrument was acknowledged before me this 29th day of December 2000 by Gregg McMurtrie as Exec V.P. of PREFERRED EQUITIES CORPORATION, a Nevada corporation, on behalf of the corporation.

                                            Syonja L. Garcia
                                            ------------------------------------
                                                      Notary Public

My Commission Expires:

Aug. 24, 2004                                            [SEAL]


STATE OF NEVADA              )
                             ) ss.
County of   Clark            )

                The foregoing instrument was acknowledged before me this 29th day of December 2001, by Charles G. Baltuskonis as Sr. V.P. of MEGO FINANCIAL CORP., a New York corporation, on behalf of the corporation.

                                            Syonja L.  Garcia
                                            ------------------------------------
                                                      Notary Public
My Commission Expires:

Aug. 24, 2004                                            [SEAL]


STATE OF ARIZONA          )
                          ) ss.
County of Maricopa        )

                This instrument was acknowledged before me this 19th day of January 2001, by Susan Babbitt, as Vice President of FINOVA CAPITAL CORPORATION, a Delaware corporation, on behalf of the corporation.


                                            /s/ Carmen I. YZaguirre
                                            ------------------------------------
                                            Notary

                                            My Commission expires:



                                            [SEAL]

                       AMENDMENT NO. 2 TO PROMISSORY NOTE
                              [ADDITIONAL ADVANCES]

        THIS AMENDMENT NO. 2 TO PROMISSORY NOTE [ADDITIONAL ADVANCES] (this "Amendment") entered into as of this 29th day of December, 2000, between PREFERRED EQUITIES CORPORATION, a Nevada corporation ("Maker"), and FINOVA CAPITAL CORPORATION, a Delaware corporation ("Lender"), is made with reference to the following:

                                 R E C I T A L S

        Maker previously executed and delivered to Lender a Promissory Note dated December 23, 1998, in the original principal amount of $5,662,000.00 (the "Original Note") to evidence the Loan (the "Additional Advance") made pursuant to the terms of that certain Forbearance Agreement and Amendment No. 5 to Second Amended and Restated Loan and Security Agreement dated December 23, 1998, between Maker and Lender (the "Original Loan Agreement").

        Maker and Lender previously entered into a letter agreement dated September 7, 1999 which extended the Maturity Date of the Original Note to October 1, 1999 (the "Additional Advance Letter ") and thereafter entered into an Amendment No. 1 to Promissory Note dated November 9, 1999 further extending the Maturity Date of the Original Note to December 31, 2000 (the "Amendment No. 1"). The Original Note, as amended by the Additional Advance Letter and the Amendment No. 1, is called the "Additional Advance Note".

        On even date herewith, the Maker and Lender have entered into a Eighth Amendment to Forebearance Agreement and Amendment No. 13 to Second Amended and Restated and Consolidated Loan and Security Agreement (the "Loan Amendment"). The Loan Amendment provides, among other things, for an amendment to the maturity date of the Original Note. The Original Loan Agreement, as amended by the Loan Amendment and all other amendments executed prior to the date hereof, and as the same may, in the future, be amended and restated, is called the "Loan Agreement". All capitalized terms used in this Amendment, which are defined in the Loan Agreement, shall have the same meaning and definition when used herein.

        NOW, THEREFORE, in consideration of these Recitals, the covenants contained in this Amendment, and for other good and valuable consideration, the receipt and sufficiency of which consideration are hereby acknowledged, Lender and Maker agree as follows:

        1. Notwithstanding anything to the contrary contained in the Additional Advance Note, the Maker agrees that if not sooner paid, the entire unpaid principal balance of the Additional Advance Note, together with all accrued and unpaid interest and fees payable thereunder, shall be due and payable, in full, to the Lender on April 30, 2001 (the "Maturity Date").

        2. Maker hereby ratifies and confirms the Additional Advance Note, as amended hereby, in all respects; and, as amended hereby, the terms thereof shall remain in full force and effect. This Amendment may be attached to and shall form a part of the Additional Advance Note for all purposes.

        IN WITNESS WHEREOF, this instrument is executed as of the date and year first above written.

                                            PREFERRED EQUITIES CORPORATION,
                                            a Nevada corporation



                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                                                         "MAKER"

                                            FINOVA CAPITAL CORPORATION,
                                            a Delaware corporation



                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                                                        "LENDER"

State of Nevada           )
                          )
County of __________      )

                This instrument was acknowledged before me on September ___, 1999, by _________________________, as ______________________, of PREFERRED
EQUITIES CORPORATION, a Nevada corporation, on behalf of the corporation.



                                            ------------------------------------
                                                          Notary


                                            (My commission expires: ___________)




State of Arizona          )
                          )
County of Maricopa        )


                This instrument was acknowledged before me on September ___, 1999, by ________________________, as ______________________ of FINOVA CAPITAL
CORPORATION, a Delaware corporation, on behalf of the corporation.



                                            ------------------------------------
                                                            Notary


                                            (My commission expires: ___________)

                                 AMENDMENT NO. 2
                               TO PROMISSORY NOTE
                                [BILOXI PROPERTY]

        THIS AMENDMENT NO. 2 TO PROMISSORY NOTE [BILOXI PROPERTY] (this "Amendment") entered into as of this 29th day of December, 2000, between PREFERRED EQUITIES CORPORATION, a Nevada corporation ("Maker"), and FINOVA CAPITAL CORPORATION, a Delaware corporation ("Lender"), is made with reference to the following:

                                 R E C I T A L S

        Maker previously executed and delivered to Lender a Promissory Note (Biloxi Property), dated March 20, 1998, in the original principal amount of $1,173,750.00, as amended by that certain Amendment No. 1 to Promissory Note [Biloxi Property] dated March ___, 2000 (collectively the "Note") to evidence the Biloxi Advance (as defined in the Loan Agreement [hereinafter defined] made pursuant to the terms of that certain Second Amended and Restated Loan and Security Agreement dated May 15,1997, between Maker and Lender (the "Original Loan Agreement").

        On even date herewith, the Maker and Lender have entered into a Eighth Amendment to Forebearance Agreement and Amendment No. 13 to Second Amended and Restated and Consolidated Loan and Security Agreement (the "Loan Amendment"). The Loan Amendment provides, among other things, for an amendment to the maturity date of the Original Note. The Original Loan Agreement, as amended by the Loan Amendment and all other amendments executed prior to the date hereof, and as the same may, in the future, be amended and restated, is called the "Loan Agreement". All capitalized terms used in this Amendment, which are defined in the Loan Agreement, shall have the same meaning and definition when used herein.

        The Maker and Lender desire to amend the Original Note.

        NOW, THEREFORE, in consideration of these Recitals, the covenants contained in this Amendment, and for other good and valuable consideration, the receipt and sufficiency of which consideration are hereby acknowledged, Lender and Maker agree as follows:

                1. All references in the Original Note to the term "Maturity Date" shall now mean and refer to April 30, 2001. Maker shall have no right to further extend the Maturity Date.

                2. Maker hereby ratifies and confirms the Original Note, as amended hereby, in all respects; and, as amended hereby, the terms thereof shall remain in full force and effect. This Amendment may be attached to and shall form a part of the Original Note for all purposes.

        IN WITNESS WHEREOF, this instrument is executed as of the date and year first above written.

                                            PREFERRED EQUITIES CORPORATION,
                                            a Nevada corporation



                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                                                         "MAKER"

                                            FINOVA CAPITAL CORPORATION,
                                            a Delaware corporation



                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                                                        "LENDER"

State of __________       )
                          )
County of _________       )

                This instrument was acknowledged before me on ______________ ___, 2000, by _______________________________, as ______________________, of
PREFERRED EQUITIES CORPORATION, a Nevada corporation, on behalf of the corporation.



                                            ------------------------------------
                                                         Notary


                                            (My commission expires: ___________)




State of Arizona          )
                          )
County of Maricopa        )


                This instrument was acknowledged before me on __________________ ___, 2000, by ____________________________________, as ______________________ of
FINOVA CAPITAL CORPORATION, a Delaware corporation, on behalf of the corporation.



                                            ------------------------------------
                                                         Notary

                                            (My commission expires: ___________)

                                 AMENDMENT NO. 1
                                     TO NOTE
                             [HARTSEL SPRINGS NOTE]

        THIS AMENDMENT NO. 1 TO NOTE (this "Amendment") entered into as of this 29th day of December, 2000, between PREFERRED EQUITIES CORPORATION, a Nevada corporation ("Maker"), and FINOVA CAPITAL CORPORATION, a Delaware corporation ("Lender"), is made with reference to the following:

                                 R E C I T A L S

        Maker previously executed and delivered to Lender a Note, dated February 18, 1998, in the original principal amount of $4,000,000.00 (the "Original Note") to evidence a loan made pursuant to the terms of that certain Second Amended and Restated Loan and Security Agreement dated May 15,1997, between Maker and Lender (the "Original Loan Agreement").

        On even date herewith, the Maker and Lender have entered into an Eighth Amendment to Forbearance Agreement and Amendment No. 13 to Second Amended and Restated and Consolidated Loan and Security Agreement (the "Loan Amendment"). The Loan Amendment provides, among other things, for an amendment to the maturity date of the Original Note. The Original Loan Agreement, as amended by the Loan Amendment and all other amendments executed prior to the date hereof, and as the same may, in the future, be amended and restated, is called the "Loan Agreement". All capitalized terms used in this Amendment, which are defined in the Loan Agreement, shall have the same meaning and definition when used herein.

        The Maker and Lender desire to amend the Original Note.

        NOW, THEREFORE, in consideration of these Recitals, the covenants contained in this Amendment, and for other good and valuable consideration, the receipt and sufficiency of which consideration are hereby acknowledged, Lender and Maker agree as follows:

                1. The entire remaining balance of the Original Note, together with all accrued and unpaid interest and all other sums due and owing thereunder, shall be due and payable in full on April 30, 2001.

                2. Maker hereby ratifies and confirms the Original Note, as amended hereby, in all respects; and, as amended hereby, the terms thereof shall remain in full force and effect. This Amendment may be attached to and shall form a part of the Original Note for all purposes.

                IN WITNESS WHEREOF, this instrument is executed as of the date and year first above written.

                                            PREFERRED EQUITIES CORPORATION,
                                            a Nevada corporation


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                                                         "MAKER"

                                            FINOVA CAPITAL CORPORATION,
                                            a Delaware corporation


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                                                        "LENDER"

State of Nevada           )
                          )
County of Clark           )

                This instrument was acknowledged before me on _________ ___, 2000, by _____________________________________, as ______________________, of
PREFERRED EQUITIES CORPORATION, a Nevada corporation, on behalf of the corporation.



                                            ------------------------------------
                                                         Notary


                                            (My commission expires: ___________)




State of Arizona          )
                          )
County of Maricopa        )


                This instrument was acknowledged before me on _____________ ___, 2000, by __________________________________, as ______________________ of FINOVA
CAPITAL CORPORATION, a Delaware corporation, on behalf of the corporation.



                                            ------------------------------------
                                                         Notary

                                            (My commission expires: ___________)

                       AMENDMENT NO. 4 TO PROMISSORY NOTE
                                 [TOWERS LOBBY]

        THIS AMENDMENT NO. 4 TO PROMISSORY NOTE [TOWERS LOBBY] (this "Amendment") entered into as of this 29th day of December, 2000, between PREFERRED EQUITIES CORPORATION, a Nevada corporation ("Maker"), and FINOVA CAPITAL CORPORATION, a Delaware corporation ("Lender"), is made with reference to the following:

                                 R E C I T A L S

        Maker previously executed and delivered to Lender a Promissory Note dated December 13, 1995, in the original principal amount of $700,000.00 (the "Original Towers Note") to evidence the Loan (the "Towers Loan") made pursuant to the terms of that Amendment No. 13 to Amended and Restated Loan and Security Agreement dated December 13, 1995, between Maker and Lender (said Amended and Restated Loan and Security Agreement, as so amended and as thereafter amended, the "Original Loan Agreement").

        Maker and Lender previously entered into an Amendment No. 1 to Promissory Note which, among other things, increased the principal amount of the Original Towers Note to $1,286,126.00.

        Maker and Lender previously entered into an Amendment No. 2 to Promissory Note which, among other things, provided for a reduction of the interest rate applicable to the unpaid principal balance under the note.

        Maker and Lender previously entered into an Amendment No. 3 to Promissory Note which extended the maturity date under the note (said Original Towers Note, as so amended up to the date hereof and as hereinafter amended, the "Towers Note").

        On even date herewith, the Maker and Lender have entered into an Eighth Amendment to Forbearance Agreement and Amendment No. 13 to Second Amended and Restated and Consolidated Loan and Security Agreement (the "Loan Amendment"). The Loan Amendment provides, among other things, for an amendment to the maturity date of the Towers Note. The Original Loan Agreement, as amended by the Loan Amendment and all other amendments executed prior to the date hereof, and as the same may, in the future, be amended and restated, is called the "Loan Agreement". All capitalized terms used in this Amendment, which are defined in the Loan Agreement, shall have the same meaning and definition when used herein.

        NOW, THEREFORE, in consideration of these Recitals, the covenants contained in this Amendment, and for other good and valuable consideration, the receipt and sufficiency of which consideration are hereby acknowledged, Lender and Maker agree as follows:

                1. Notwithstanding anything to the contrary contained in the Towers Note, the Maker agrees that, if not sooner paid, the entire unpaid principal balance of the Towers Note, together with all accrued and unpaid interest and fees payable thereunder, shall be due and payable, in full, to the Lender on April 30, 2001 (the "Maturity Date").

                2. Maker hereby ratifies and confirms the Towers Note, as amended hereby, in all respects; and, as amended hereby, the terms thereof shall remain in full force and effect. This Amendment may be attached to and shall form a part of the Towers Note for all purposes.

        IN WITNESS WHEREOF, this instrument is executed as of the date and year first above written.

                                            PREFERRED EQUITIES CORPORATION,
                                            a Nevada corporation


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                                                         "MAKER"

                                            FINOVA CAPITAL CORPORATION,
                                            a Delaware corporation


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                                                        "LENDER"

State of Nevada           )
                          )
County of Clark           )

                This instrument was acknowledged before me on ___________ ___, 2000 by ______________________________________, as ___________________________,
of PREFERRED EQUITIES CORPORATION, a Nevada corporation, on behalf of the corporation.



                                            ------------------------------------
                                                          Notary


                                            (My commission expires: ___________)




State of Arizona          )
                          )
County of Maricopa        )


                This instrument was acknowledged before me on _____________ ___, 2000 by ________________________________________, as
_____________________________ of FINOVA CAPITAL CORPORATION, a Delaware corporation, on behalf of the corporation.



                                            ------------------------------------
                                                          Notary

                                            (My commission expires: ___________)

                       SIDE LETTER RE: 4310 PARADISE ROAD



                                November 6, 2000



Preferred Equities Corporation
4310 Paradise Road
Las Vegas,  Nevada  84109-6597
Attention:  Jon Joseph, Esq.


Dear Mr. Joseph:

        Reference is made to the provisions of that certain Second Amended and Restated Loan and Security Agreement dated as of May 15, 1997, between Preferred Equities Corporation, a Nevada corporation and FINOVA Capital Corporation, a Delaware corporation, as amended up to the date hereof, (the "Loan Agreement"). Unless otherwise defined herein, all capitalized terms used herein shall have the meaning as set forth in the Loan Agreement.

        1. The Borrower has represented to the Lender that the Borrower has entered into a transaction pursuant to which the Headquarters Building will be sold and thereafter leased by the new owner back to the Borrower. The Borrower has requested that Lender release the Headquarters Deed of Trust. Lender is willing to release the Headquarters Deed of Trust in consideration of the Borrower's and Guarantor's agreements contained herein.

        2. By execution below, Borrower hereby agrees as follows:

                (a) From the proceeds of the sale of the Headquarters Building and concurrently with the closing of such sale, the remaining unpaid principal balance and all accrued interest due and owing on the Office Note shall be paid in full.

                (b) Furthermore, from the proceeds of the sale of the Headquarters Building and concurrently with the closing of such sale, a principal reduction shall be made on the Biloxi Note in the amount of Seventy Three Thousand Six Hundred Forty Dollars ($73,640) which amount shall be applied against the installments due under the Biloxi Note in the inverse order of maturity. No prepayment premium or penalty shall be due in connection with such payment.

                (c) The remaining proceeds from the sale of the Headquarters Building shall be used to complete certain renovations at Borrower's Reno Spa Resort and to pay six (6) months rent at Borrower's OPC location at the Westward Ho Hotel. Borrower shall supply Lender with evidence satisfactory to it as to the making of the foregoing expenditures upon request of Lender.

Preferred Equities Corporation
November 6, 2000
Page 2

                (d) The unpaid principal balance of the Additional Advance Note shall be reduced to Three Hundred Fifty Thousand Dollars ($350,000) by December 31, 2000.

             3. (i) Borrower hereby reaffirms, as if made as of the date hereof, all of Borrower's representations and warranties contained in the Documents. Borrower furthermore reaffirms the validity, enforceability and legality of the Documents, and all provisions of the Documents, as modified, are hereby confirmed and ratified. Without limiting the generality of the foregoing, Borrower hereby reaffirms the validity and enforceability of the security interests granted to Lender in the collateral pledged to Lender. Borrower confirms that such security interests will continue to secure the timely and faithful performance of all Obligations, including, without limitation, the obligations under this Side Letter. In the event of a conflict or inconsistency between the provisions of the Loan Agreement as amended up to the date immediately prior to the date of this Side Letter and the provisions of this Side Letter, the provisions of this Side Letter will prevail. All terms, conditions and provisions of the Loan Agreement as amended are continued in full force and effect and will remain unaffected and unchanged except as specifically amended or modified hereby.

                (ii) Borrower and Guarantor acknowledges that Lender has performed, and is not in default of, its obligations under the Documents; that there are no offsets, defenses or counterclaims with respect to any of Borrower's, any Guarantor's or any other party's obligations under the Documents; and that Lender has not directed Borrower to pay or not pay any of Borrower's payables. Neither Borrower nor Guarantor presently has any existing claims, defenses (personal or otherwise) or rights of setoff whatsoever with respect to the Obligations. Borrower and Guarantor furthermore agree that they have no defense, counterclaim, offset, cross-complaint, claim or demand of any nature whatsoever which can be asserted as a basis to seek affirmative relief or damages from Lender.

                (iii) Borrower acknowledges that the indebtedness evidenced by the Documents is just and owing and agrees to pay such indebtedness in accordance with the terms of the Documents. Borrower further acknowledges and represents that no event has occurred and no condition presently exists that would constitute a default or event of default by Lender under the Loan Agreement or any of the other Documents, with or without notice or lapse of time. Borrower hereby ratifies, reaffirms, acknowledges and agrees that the Loan Agreement and the other Documents represent valid, enforceable and collectable obligations of Borrower.

        4. Borrower and Guarantor represent and warrant that (i) they have the full power and authority to execute and deliver this Side Letter; (ii) all action necessary and required by Borrower's and Guarantor's organizational documents and all other legal requirements for Borrower and Guarantor to execute and deliver this Side Letter have been duly and effectively taken; (iii) this Side Letter does not violate or constitute a default or result in the imposition of a lien under the terms or provisions of any agreement to which Borrower or Guarantor is a party; and (iv) no consent of any governmental agency or any other person not a party to this Side Letter is or will be required as a condition to the execution, delivery or enforceability of this Side Letter.

Preferred Equities Corporation
November 6, 2000
Page 3

        5. Guarantor acknowledges and agrees that the obligations of the Borrower under this Side Letter constitute additional obligations of the Borrower, the performance of which are guaranteed under the Guarantee signed by the Guarantor.

        6. This Side Letter may be executed in counterparts, each of which when taken together shall constitute one and the same instrument, notwithstanding the fact that all parties have not signed the same counterpart. In addition, this Side Letter may be executed by facsimile and such facsimile signatures shall be deemed original signatures for all purposes.

        7. This Side Letter shall be deemed a Document and the obligations of the Borrower hereunder shall be deemed an Obligation.

        8. Time is of the essence in the Performance of the Obligations and in the event any time is of the essence provisions have previously been waived, such provisions are hereinafter reinstated in full force and effect.

        In the event the foregoing represents an accurate statement of the agreements that have been reached, please sign and return a copy of this Side Letter to the undersigned.

                                            Sincerely yours,

                                            FINOVA CAPITAL CORPORATION,
                                            a Delaware corporation


                                            By
                                              ----------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------

Preferred Equities Corporation
November 6, 2000
Page 4


Accepted this _______ day of November, 2000.

BORROWER

Preferred Equities Corporation, a Nevada corporation


By:
   --------------------------------
   Name:
        ---------------------------
   Title:
         --------------------------



Agreed to as to paragraphs 3(ii), 4 and 5 acknowledged as to the balance, this ______ day of November, 2000 by the following Guarantor:

   MEGO Financial Corp., a New York corporation


By:
   --------------------------------
   Name:
        ---------------------------
   Title:
         --------------------------